Exhibit 99.1

FOR IMMEDIATE RELEASE	PRESS RELEASE

IHEARTCOMMUNICATIONS, INC. ANNOUNCES AMENDMENT AND EXTENSION OF

PRIVATE OFFERS TO HOLDERS OF ITS FIVE SERIES OF PRIORITY GUARANTEE

NOTES AND ITS SENIOR NOTES DUE 2021 TO EXCHANGE SUCH NOTES FOR NEW

SECURITIES

San Antonio, TX, April 13, 2017. iHeartCommunications, Inc. (“iHeartCommunications”), together with iHeartMedia, Inc. (“iHeartMedia”) and CC Outdoor Holdings, Inc. (“CCO Holdings” and collectively with iHeartCommunications and iHeartMedia, the “Issuers”), today announced that it is amending and extending the private offers (the “Exchange Offers”) to holders of certain series of iHeartCommunications’ outstanding debt securities (the “Existing Notes”) to exchange the Existing Notes for new securities of the Issuers (the “New Securities”), and the related solicitation of consents (the “Consent Solicitations” and, together with the Exchange Offers, the “Offers”) from holders of Existing Notes to certain amendments to the indentures and security documents governing the Existing Notes. As described below, the Exchange Offers have been amended to increase the consideration offered to holders of certain series of Existing Notes. The Exchange Offers and Consent Solicitations were previously scheduled to expire on April 21, 2017, at 5:00 p.m., New York City time, and will now expire on April 28, 2017, at 5:00 p.m., New York City time. As of 5:00 p.m., New York City time, on April 12, 2017, approximately $3.1 million of Existing Notes had been tendered into the Exchange Offers. iHeartCommunications’ concurrent private offers to lenders under its Term Loan D and Term Loan E facilities have also been amended and will now expire on April 21, 2017, at 5:00 p.m., New York City time.

The amendments and extensions to the Exchange Offers will be set forth in an Amended and Restated Offering Circular and Consent Solicitation Statement (as amended or supplemented from time to time, the “Amended and Restated Offering Circular”). The amendments will increase the consideration offered to holders of certain series of Existing Notes as set forth in the table below:

	Original Offer – Consideration For Every $1,000 Principal Amount of Existing Notes		Amended Offer – Consideration For Every $1,000 Principal Amount of Existing Notes
Title of Security	Mid Participation Scenario	Low Participation Scenario	Mid Participation Scenario	Low Participation Scenario
9.0% Priority Guarantee Notes due 2019	$830 principal amount of New 9.0% Senior Secured Notes due 2021 of iHeartCommunications	$880 principal amount of New 9.0% Senior Secured Notes due 2021 of iHeartCommunications	$900 principal amount of New 9.0% Senior Secured Notes due 2021 of iHeartCommunications	$900 principal amount of New 9.0% Senior Secured Notes due 2021 of iHeartCommunications

9.0% Priority Guarantee Notes due 2021	$830 principal amount of New 7.0% Senior Secured Notes due 2023 of iHeartCommunications	$880 principal amount of New 7.0% Senior Secured Notes due 2023 of iHeartCommunications	$900 principal amount of New 7.0% Senior Secured Notes due 2023 of iHeartCommunications	$900 principal amount of New 7.0% Senior Secured Notes due 2023 of iHeartCommunications

11.25% Priority Guarantee Notes due 2021	$830 principal amount of New 9.25% Senior Secured Notes due 2023 of iHeartCommunications	$880 principal amount of New 9.25% Senior Secured Notes due 2023 of iHeartCommunications	$900 principal amount of New 9.25% Senior Secured Notes due 2023 of iHeartCommunications	$900 principal amount of New 9.25% Senior Secured Notes due 2023 of iHeartCommunications

9.0% Priority Guarantee Notes due 2022	$830 principal amount of New 7.0% Senior Secured Notes due 2024 of iHeartCommunications	$880 principal amount of New 7.0% Senior Secured Notes due 2024 of iHeartCommunications	$900 principal amount of New 7.0% Senior Secured Notes due 2024 of iHeartCommunications	$900 principal amount of New 7.0% Senior Secured Notes due 2024 of iHeartCommunications

10.625% Priority Guarantee Notes due 2023	$830 principal amount of New 8.625% Senior Secured Notes due 2025 of iHeartCommunications	$880 principal amount of New 8.625% Senior Secured Notes due 2025 of iHeartCommunications	$900 principal amount of New 8.625% Senior Secured Notes due 2025 of iHeartCommunications	$900 principal amount of New 8.625% Senior Secured Notes due 2025 of iHeartCommunications

Senior Notes due 2021	$350 principal amount of New 7.0% Senior Secured Notes due 2023 of iHeartCommunications	$350 principal amount of New 7.0% Senior Secured Notes due 2023 of iHeartCommunications	Unchanged	Unchanged

As a result of the amendment to the Offers, the consideration being offered in the Mid Participation Scenario is the same as the consideration being offered in the Low Participation Scenario. The consideration being offered in the High Participation Scenario has not been amended. iHeartCommunications also expects to make certain other technical amendments that will be described in the Amended and Restated Offering Circular.

The Exchange Offers and Consent Solicitations, which are only available to holders of Existing Notes, will be made pursuant to the Amended and Restated Offering Circular, and are exempt from registration under the Securities Act of 1933 (the “Securities Act”).

The New Securities, including the new debt of iHeartCommunications and related guarantees, will be offered only in reliance on exemptions from registration under the Securities Act. The New Securities have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

The Exchange Offers with respect to the existing priority guarantee notes are being made, and the New Securities offered to holders thereof will be issued, to all holders of existing priority guarantee notes. The Exchange Offer with respect to iHeartCommunications’ Senior Notes due 2021 (the “Senior Notes due 2021”) is being made, and the New Securities being offered to holders thereof, will be issued only to holders of Senior Notes due 2021 that are (i) “qualified institutional buyers” as that term is defined in Rule 144A under the Securities Act or institutional “accredited investors” as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or (ii) not “U.S. persons” as that term is defined in Rule 902 under the Securities Act.

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to holders of the Existing Notes that complete and return a letter of eligibility. Holders of Existing Notes that desire a copy of the letter of eligibility must contact Global Bondholder Services Corporation, the exchange agent and information agent for the Offers, by calling toll-free (866) 470-3700 or at (212) 430-3774 (banks and brokerage firms) or visit the following website to complete and deliver the letter of eligibility in electronic form: http://gbsc-usa.com/eligibility/ihc-bondoffers.

This press release is for informational purposes only and shall not constitute an offer to sell or exchange nor the solicitation of an offer to buy the New Securities or any other securities. The Offers are not being made to any person in any jurisdiction in which the offer, solicitation or sale is unlawful. Any offers of the New Securities will be made only by means of the Amended and Restated Offering Circular.

About iHeartMedia, Inc./iHeartCommunications, Inc.

iHeartMedia, Inc. (PINK: IHRT), the parent company of iHeartCommunications, Inc., is one of the leading global media and entertainment companies. The company specializes in radio, digital, outdoor, mobile, social, live events, on-demand entertainment and information services for local communities, and uses its unparalleled national reach to target both nationally and locally on behalf of its advertising partners. The company is dedicated to using the latest technology solutions to transform the company’s products and services for the benefit of its consumers, communities, partners and advertisers, and its outdoor business reaches over 35 countries across five continents, connecting people to brands using innovative new technology.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements based on current iHeartCommunications management expectations. These forward-looking statements include all statements other than those made solely with respect to historical facts. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, whether or not iHeartCommunications will consummate the Exchange Offers, and if it does, the timing of the Exchange Offers. Many of the factors that will determine the outcome of the subject matter of this press release are beyond iHeartCommunications’ ability to control or predict. iHeartCommunications undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

For further information, please contact:

Media

Wendy Goldberg, 212-377-1105

Executive Vice President – Communications

Investors

Eileen McLaughlin, 212-377-1116

Vice President – Investor Relations

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